                                                 ESCROW AGREEMENT

         THIS ESCROW  AGREEMENT  (this  "Agreement")  is made and entered  into as of March  __,  2005 by AMERICANA
PUBLISHING,  INC., a Colorado  corporation  (the  "Company");  CORNELL  CAPITAL  PARTNERS,  LP, a Delaware  limited partnership (the "Investor"); and DAVID GONZALEZ, ESQ. (the "Escrow Agent").

                                                    BACKGROUND

         WHEREAS,  the Company and the Investor  have entered into a Standby  Equity  Distribution  Agreement  (the
"Standby Equity Distribution  Agreement") dated as of the date hereof, pursuant to which the Investor will purchase the Company's Common Stock,  par value US$0.001 per share (the "Common  Stock"),  at a price per share equal to the
Purchase Price,  as that term is defined in the Standby Equity  Distribution  Agreement,  for an aggregate price of up to Ten Million U.S.  Dollars  ($10,000,000).  The Standby Equity  Distribution  Agreement  provides that on each
Advance Date,,  as that term is defined in the Standby Equity  Distribution  Agreement,  the Investor shall deposit the Advance  pursuant to the  Advance  Notice in a  segregated  escrow  account to be held by Escrow  Agent and the
Company shall deposit shares of the Company's  Common Stock,  which shall be purchased by the Investor as set forth in the Standby Equity Distribution  Agreement,  with the Escrow Agent, in order to effectuate a disbursement to the
Company of the  Advance by the Escrow  Agent and a  disbursement  to the  Investor  of the shares of the  Company's
Common  Stock  by  Escrow  Agent  at a  closing  to be  held  as set  forth  in  the  Standby  Equity  Distribution
Agreement (the "Closing").

         WHEREAS,  Escrow Agent has agreed to accept,  hold, and disburse the funds and the shares of the Company's
Common Stock deposited with it in accordance with the terms of this Agreement.

         WHEREAS,  in order to  establish  the escrow of funds and shares to effect the  provisions  of the Standby
Equity Distribution Agreement, the parties hereto have entered into this Agreement.

         NOW THEREFORE, in consideration of the foregoing, it is hereby agreed as follows:

1.       Definitions.  The following terms shall have the following meanings when used herein:

a.       "Escrow Funds" shall mean the Advance funds deposited with the Escrow Agent pursuant to this Agreement.

b.       "Joint  Written  Direction"  shall mean a written  direction  executed  by the  Investor  and the  Company directing  Escrow  Agent to  disburse  all or a portion of the Escrow  Funds or to take or refrain  from taking any action pursuant to this Agreement.

c.       "Common Stock Joint Written  Direction"  shall mean a written  direction  executed by the Investor and the
Company  directing  Investor's  Counsel to disburse all or a portion of the shares of the Company's Common Stock or to refrain from taking any action pursuant to this Agreement.

2.       Appointment of and Acceptance by Escrow Agent.

a.       The Investor and the Company  hereby  appoint  Escrow  Agent to serve as Escrow  Agent  hereunder.  Escrow
Agent hereby  accepts such  appointment  and, upon receipt by wire transfer of the Escrow Funds in accordance  with
Section 3 below, agrees to hold, invest and disburse the Escrow Funds in accordance with this Agreement.

b.       The Investor and the Company  hereby  appoint the Escrow Agent to serve as the holder of the shares of the
Company's  Common  Stock  which  shall  be  purchased  by the  Investor.  The  Escrow  Agent  hereby  accepts  such appointment  and, upon receipt via D.W.A.C or the  certificates  representing of the shares of the Company's Common
Stock in accordance with Section 3 below,  agrees to hold and disburse the shares of the Company's  Common Stock in accordance with this Agreement.

c.       The Company hereby  acknowledges  that the Escrow Agent is general  counsel to the Investor,  a partner in the general  partner of the Investor and counsel to the Investor in connection with the  transactions  contemplated and referenced  herein and will be acting as the escrow agent for shares of the Company's  Common Stock as outlined herein.  The Company agrees that in the event of any dispute  arising in connection  with this Escrow  Agreement or otherwise in connection  with any transaction or agreement  contemplated  and referenced  herein,  the Escrow Agent shall be permitted to continue to represent the Investor and the Company will not seek to disqualify such counsel.

3.       Creation of Escrow Account/Common Stock Account.

a.       On or prior to the date of this  Agreement  the Escrow  Agent shall  establish  an escrow  account for the deposit of the Escrow Funds entitled as follows:  Americana  Publishing,  Inc./Cornell  Capital  Partners,  LP. The
Investor will wire funds to the account of the Escrow Agent as follows:

Bank:                                                           Wachovia Bank, N.A.
Routing #:                                                      031201467
Account #:                                                      2000014931134
Name on Account:                                                David Gonzalez PC Attorney Escrow Account
Name on Sub-Account:                                            Americana Publishing, Inc./Cornell Capital Partners, LP
                                                                Escrow account

b.       On or prior to the date of this  Agreement  the Escrow  Agent shall  establish an account for the D.W.A.C.
of the shares of Common  Stock.  The Company will D.W.A.C.  shares of the Company's  Common Stock to the account of the Escrow Agent as follows:

Brokerage Firm:                                              Sloan Securities Corp.
Clearing House:                                              Fiserv
Account #:                                                   56887298
DTC #:                                                       0632
Name on Account:                                             David Gonzalez Escrow Account

4.       Deposits into the Escrow Account.  The Investor  agrees that it shall promptly  deliver all monies for the payment of the Common Stock to the Escrow Agent for deposit in the Escrow Account.

5.       Disbursements from the Escrow Account.

a.       At such time as Escrow Agent has  collected and  deposited  instruments  of payment in the total amount of the  Advance  and has  received  such  Common  Stock via  D.W.A.C  from the  Company  which are to be issued to the
Investor pursuant to the Standby Equity Distribution  Agreement,  the Escrow Agent shall notify the Company and the
Investor.  The Escrow Agent will  continue to hold such funds until the Investor and Company  execute and deliver a
Joint  Written  Direction  directing  the Escrow  Agent to disburse  the Escrow  Funds  pursuant  to Joint  Written
Direction  at which time the Escrow Agent shall wire the Escrow Funds to the  Company.  In  disbursing  such funds,
Escrow Agent is  authorized  to rely upon such Joint  Written  Direction  from Company and may accept any signatory from the Company  listed on the signature  page to this  Agreement and any signature  from the Investor that Escrow
Agent  already has on file.  Simultaneous  with  delivery of the  executed  Joint  Written  Direction to the Escrow
Agent the  Investor and Company  shall  execute and deliver a Common  Stock Joint  Written  Direction to the Escrow
Agent  directing  the Escrow  Agent to release  via  D.W.A.C to the  Investor  the shares of the  Company's  Common
Stock.  In releasing  such shares of Common Stock the Escrow Agent is  authorized  to rely upon such Joint  Written
Direction  from  Company  and may  accept any  signatory  from the  Company  listed on the  signature  page to this
Agreement and any signature from the Escrow Agent has on file.

         In the event the Escrow  Agent does not receive the amount of the Advance  from the Investor or the shares of Common Stock to be purchased  by the  Investor  from the Company,  the Escrow Agent shall notify the Company and the Investor.

         In the event that the Escrow  Agent has not  received  the Common  Stock to be  purchased  by the Investor from the Company,  in no event will the Escrow  Funds be released to the Company  until such shares are received by the Escrow  Agreement.  For purposes of this  Agreement,  the term "Common  Stock  certificates"  shall mean Common
Stock  certificates  to be purchased  pursuant to the  respective  Advance  Notice  pursuant to the Standby  Equity
Distribution Agreement.

6.       Deposit of Funds.  The Escrow  Agent is hereby  authorized  to deposit the wire  transfer  proceeds in the
Escrow Account.

7.       Suspension of Performance: Disbursement Into Court.

a.       Escrow  Agent.  If at any time,  there shall exist any dispute  between the Company and the Investor  with respect to holding or disposition  of any portion of the Escrow Funds or the Common Stock or any other  obligations of Escrow  Agent  hereunder,  or if at any time  Escrow  Agent is  unable to  determine,  to  Escrow  Agent's  sole satisfaction,  the proper  disposition  of any portion of the Escrow Funds or Escrow  Agent's  proper  actions with respect to its  obligations  hereunder,  or if the parties have not within  thirty (30) days of the  furnishing  by
Escrow Agent of a notice of  resignation  pursuant to Section 9 hereof,  appointed a successor  Escrow Agent to act hereunder, then Escrow Agent may, in its sole discretion, take either or both of the following actions:

i.       Suspend  the  performance  of  any of its  obligations  (including  without  limitation  any  disbursement obligations)  under  this  Escrow  Agreement  until such  dispute  or  uncertainty  shall be  resolved  to the sole satisfaction  of Escrow Agent or until a successor  Escrow Agent shall be appointed (as the case may be);  provided however, Escrow Agent shall continue to invest the Escrow Funds in accordance with Section 8 hereof; and/or

ii.      Petition  (by means of an  interpleader  action or any other  appropriate  method) any court of  competent jurisdiction  in any  venue  convenient  to  Escrow  Agent,  for  instructions  with  respect  to such  dispute  or uncertainty,  and to the extent  required by law, pay into such court,  for holding and  disposition  in accordance with the  instructions  of such court,  all funds held by it in the Escrow  Funds,  after  deduction and payment to
Escrow Agent of all fees and expenses  (including  court costs and  attorneys'  fees)  payable to,  incurred by, or expected  to be incurred by Escrow  Agent in  connection  with  performance  of its duties and the  exercise of its rights hereunder.

iii.     Escrow  Agent shall have no  liability to the  Company,  the  Investor,  or any person with respect to any such  suspension  of  performance  or  disbursement  into court,  specifically  including  any liability or claimed liability that may arise, or be alleged to have arisen,  out of or as a result of any delay in the  disbursement of funds held in the Escrow  Funds or any delay in with  respect to any other  action  required or requested of Escrow
Agent.

8.       Investment of Escrow  Funds.  The Escrow Agent shall  deposit the Escrow Funds in a  non-interest  bearing money market account.

         If Escrow Agent has not received a Joint Written  Direction at any time that an  investment  decision must be made,  Escrow Agent may retain the Escrow Fund, or such portion thereof,  as to which no Joint Written Direction has been received, in a non-interest bearing money market account.

9.       Resignation  and  Removal of Escrow  Agent.  Escrow  Agent may resign from the  performance  of its duties hereunder at any time by giving  thirty (30) days' prior written  notice to the parties or may be removed,  with or without cause,  by the parties,  acting  jointly,  by furnishing a Joint Written  Direction to Escrow Agent, at any
time by the giving of ten (10) days' prior  written  notice to Escrow  Agent as  provided  herein  below.  Upon any such notice of resignation or removal,  the  representatives of the Investor and the Company identified in Sections
13a.(iv)  and  13b.(iv),  below,  jointly  shall  appoint a  successor  Escrow  Agent  hereunder,  which shall be a commercial  bank,  trust company or other financial  institution  with a combined  capital and surplus in excess of
US$10,000,000.00.  Upon the  acceptance  in writing of any  appointment  of Escrow  Agent  hereunder by a successor
Escrow  Agent,  such  successor  Escrow  Agent shall  thereupon  succeed to and become  vested with all the rights, powers,  privileges  and duties of the retiring  Escrow  Agent,  and the retiring  Escrow Agent shall be discharged from its duties and  obligations  under this Escrow  Agreement,  but shall not be discharged from any liability for actions taken as Escrow Agent hereunder  prior to such  succession.  After any retiring Escrow Agent's  resignation or removal,  the provisions of this Escrow  Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was  Escrow  Agent  under  this  Escrow  Agreement.  The  retiring  Escrow  Agent  shall transmit all records  pertaining  to the Escrow Funds and shall pay all funds held by it in the Escrow Funds to the successor  Escrow  Agent,  after making  copies of such records as the retiring  Escrow Agent deems  advisable  and after  deduction  and payment to the  retiring  Escrow Agent of all fees and  expenses  (including  court costs and attorneys'  fees)  payable to,  incurred by, or expected to be incurred by the retiring  Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder.

10.      Liability of Escrow Agent.

a.       Escrow  Agent shall have no  liability  or  obligation  with respect to the Escrow Funds except for Escrow
Agent's willful misconduct or gross negligence.  Escrow Agent's sole  responsibility  shall be for the safekeeping, investment,  and  disbursement  of the Escrow Funds in accordance  with the terms of this  Agreement.  Escrow Agent shall have no  implied  duties or  obligations  and shall not be charged  with  knowledge  or notice or any fact or circumstance  not  specifically  set forth herein.  Escrow Agent may rely upon any  instrument,  not only as to its due  execution,  validity and  effectiveness,  but also as to the truth and accuracy of any  information  contained therein,  which  Escrow  Agent shall in good faith  believe to be genuine,  to have been signed or presented by the person or parties  purporting to sign the same and conform to the provisions of this  Agreement.  In no event shall
Escrow Agent be liable for incidental,  indirect,  special,  and  consequential or punitive  damages.  Escrow Agent shall not be obligated to take any legal action or commence any  proceeding  in  connection  with the Escrow Funds, any account in which Escrow Funds are deposited,  this Agreement or the Standby Equity Distribution  Agreement,  or
to appear in,  prosecute or defend any such legal action or  proceeding.  Escrow  Agent may consult  legal  counsel selected by it in the event of any dispute or question as to  construction  of any of the  provisions  hereof or of any other  agreement or its duties  hereunder,  or relating to any dispute  involving any party  hereto,  and shall incur no liability and shall be fully  indemnified  from any liability  whatsoever in acting in accordance with the opinion or  instructions  of such counsel.  The Company and the Investor  jointly and severally shall promptly pay, upon demand,  the  reasonable  fees and expenses of any such counsel and Escrow Agent is hereby  authorized  to pay such fees and expenses from funds held in escrow.

b.       The Escrow Agent is hereby  authorized,  in its sole  discretion,  to comply with orders issued or process entered by any court with respect to the Escrow Funds,  without  determination  by the Escrow Agent of such court's jurisdiction  in the matter.  If any portion of the Escrow Funds is at any time attached,  garnished or levied upon under any court order, or in case the payment,  assignment,  transfer,  conveyance or delivery of any such property shall be stayed or  enjoined  by any court  order,  or in any case any order  judgment  or decree  shall be made or entered by any court affecting such property or any part thereof,  then and in any such event,  the Escrow Agent is authorized,  in its sole discretion,  to rely upon and comply with any such order, writ judgment or decree which it is advised by legal counsel  selected by it, binding upon it,  without the need for appeal or other action;  and if the Escrow  Agent  complies  with any such order,  writ,  judgment or decree,  it shall not be liable to any of the parties  hereto or to any  other  person or entity by reason  of such  compliance  even  though  such  order,  writ judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

11.      Indemnification  of Escrow  Agent.  From and at all times  after the date of this  Agreement,  the parties jointly and severally,  shall, to the fullest extent permitted by law and to the extent provided herein,  indemnify and hold  harmless  Escrow Agent and each  director,  officer,  employee,  attorney,  agent and affiliate of Escrow
Agent  (collectively,  the  "Indemnified Parties")  against  any and all  actions,  claims  (whether or not valid), losses,  damages,  liabilities,  costs and expenses of any kind or nature whatsoever  (including without limitation reasonable  attorney's  fees, costs and expenses)  incurred by or asserted  against any of the Indemnified  Parties from and after the date hereof,  whether direct,  indirect or  consequential,  as a result of or arising from or in any way relating to any claim,  demand,  suit,  action,  or proceeding  (including any inquiry or investigation) by any  person,  including  without  limitation  the  parties to this  Agreement,  whether  threatened  or  initiated, asserting  a claim  for any  legal or  equitable  remedy  against  any  person  under any  statute  or  regulation, including,  but not limited to, any federal or state  securities  laws, or under any common law or equitable  cause or otherwise, arising from or in connection with the negotiation,  preparation,  execution,  performance or failure of  performance of this  Agreement or any  transaction  contemplated  herein,  whether or not any such  Indemnified
Party is a party to any such  action or  proceeding,  suit or the  target  of any such  inquiry  or  investigation;
provided,  however,  that no  Indemnified  Party shall have the right to be  indemnified  hereunder  for  liability finally  determined by a court of competent  jurisdiction,  subject to no further  appeal,  to have resulted solely from the gross  negligence or willful  misconduct of such  Indemnified  Party. If any such action or claim shall be brought or asserted against any Indemnified  Party,  such  Indemnified  Party shall promptly notify the Company and the  Investor  hereunder  in writing,  and the  Investor(s)  and the  Company  shall  assume the  defense  thereof, including the  employment of counsel and the payment of all expenses.  Such  Indemnified  Party shall,  in its sole discretion,  have the right to employ separate counsel (who may be selected by such  Indemnified  Party in its sole discretion)  in any such  action and to  participate  in the  defense  thereof,  and the fees and  expenses of such counsel shall be paid by such Indemnified  Party,  except that the Investor and/or the Company shall be required to pay such fees and  expense if (a) the  Investor  or the  Company  agree to pay such fees and  expenses,  or (b) the
Investor  and/or the Company  shall fail to assume the defense of such action or  proceeding  or shall fail, in the sole discretion of such Indemnified  Party, to employ counsel  reasonably  satisfactory to the Indemnified Party in any such  action  or  proceeding,  (c) the  Investor  and the  Company  are the  plaintiff  in any such  action  or proceeding  or (d) the named or  potential  parties to any such action or  proceeding  (including  any  potentially impleaded  parties)  include both  Indemnified  Party the Company and/or the Investor and  Indemnified  Party shall have been  advised by counsel  that there may be one or more legal  defenses  available  to it which are  different from or  additional  to those  available to the Company or the  Investor.  The  Investor  and the Company  shall be jointly and severally  liable to pay fees and expenses of counsel pursuant to the preceding  sentence,  except that any  obligation  to pay under  clause (a) shall  apply only to the party so  agreeing.  All such fees and  expenses payable by the Company  and/or the Investor  pursuant to the foregoing  sentence shall be paid from time to time as incurred,  both in advance of and after the final  disposition  of such  action or claim.  The  obligations  of the parties under this section shall survive any  termination  of this  Agreement,  and  resignation  or removal of the
Escrow Agent shall be independent of any obligation of Escrow Agent.

12.      Expenses of Escrow  Agent.  Except as set forth in Section 11 the Company  shall  reimburse  Escrow  Agent for all of its reasonable  out-of-pocket  expenses,  including  attorneys'  fees,  travel  expenses,  telephone and facsimile  transmission  costs,  postage (including  express mail and overnight delivery charges),  copying charges and the like as outlined in Section 12.4 of the Standby Equity  Distribution  Agreement dated the date hereof.  All of the compensation and reimbursement  obligations set forth in this Section shall be payable by the Company,  upon demand by Escrow Agent.  The  obligations  of the Company under this Section shall survive any  termination of this
Agreement and the resignation or removal of Escrow Agent.

13.      Warranties.

a.       The Investor makes the following representations and warranties to the Escrow Agent:

i.       The  Investor  has full power and  authority  to execute and  deliver  this  Agreement  and to perform its obligations hereunder.

ii.      This  Agreement has been duly approved by all  necessary  action of the Investor,  including any necessary approval of the limited partner of the Investor,  has been executed by duly  authorized  officers of the Investor's general partner, enforceable in accordance with its terms.

iii.     The execution,  delivery,  and  performance  of the Investor of this Agreement will not violate,  conflict with,  or cause a default  under the  agreement of limited  partnership  of the  Investor,  any  applicable  law or regulation,  any court  order or  administrative  ruling or degree to which the  Investor  is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement.

iv.      Mark A. Angelo has been duly  appointed to act as the  representative  of Investor  hereunder and has full power and  authority to execute,  deliver,  and perform this  Agreement,  to execute and deliver any Joint  Written
Direction,  to amend,  modify,  or waive any provision of this Agreement,  and to take any and all other actions as the Investor's  representative  under this Agreement,  all without further consent or direction form, or notice to, the Investor or any other party.

v.       No party other than the parties  hereto have, or shall have, any lien,  claim or security  interest in the
Escrow  Funds or any part  thereof.  No financing  statement  under the Uniform  Commercial  Code is on file in any jurisdiction  claiming a security  interest in or describing  (whether  specifically or generally) the Escrow Funds or any part thereof.

vi.      All of the  representations  and warranties of the Investor  contained  herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement from the Escrow Funds.

b.       The Company makes the following representations and warranties to Escrow Agent and the Investor:
i.       The Company is a corporation  duly  organized,  validly  existing,  and in good standing under the laws of the State of Colorado,  and has full power and  authority to execute and deliver this  Agreement and to perform its obligations hereunder.

ii.      This  Agreement  has been duly approved by all necessary  corporate  action of the Company,  including any necessary  shareholder  approval,  has been executed by duly  authorized  officers of the Company,  enforceable  in accordance with its terms.

iii.     The execution,  delivery,  and  performance by the Company of this Escrow  Agreement is in accordance with the Standby  Equity  Distribution  Agreement  and will not violate,  conflict  with,  or cause a default  under the articles  of  incorporation  or bylaws  of the  Company,  any  applicable  law or  regulation,  any court  order or administrative  ruling  or decree  to which  the  Company  is a party or any of its  property  is  subject,  or any agreement, contract, indenture, or other binding arrangement.

iv.      George Lovato,  Jr. has been duly appointed to act as the  representative of the Company hereunder and has full power and  authority  to  execute,  deliver,  and  perform  this  Agreement,  to execute and deliver any Joint
Written Direction,  to amend,  modify or waive any provision of this Agreement and to take all other actions as the
Company's  Representative  under this  Agreement,  all without further consent or direction from, or notice to, the
Company or any other party.

v.       No party other than the parties  hereto  shall have,  any lien,  claim or security  interest in the Escrow
Funds  or any  part  thereof.  No  financing  statement  under  the  Uniform  Commercial  Code  is on  file  in any jurisdiction  claiming a security  interest in or describing  (whether  specifically or generally) the Escrow Funds or any part thereof.

vi.      All of the  representations  and  warranties of the Company  contained  herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement from the Escrow Funds.

14.      Consent  to  Jurisdiction  and  Venue.  In the event that any party  hereto  commences  a lawsuit or other proceeding  relating to or arising from this  Agreement,  the parties hereto agree that the United States  District
Court for the District of New Jersey shall have the sole and exclusive  jurisdiction  over any such proceeding.  If all such courts lack federal  subject  matter  jurisdiction,  the parties agree that the Superior Court Division of
New Jersey,  Chancery  Division of Hudson  County shall have sole and exclusive  jurisdiction.  Any of these courts shall be proper venue for any such lawsuit or judicial  proceeding  and the parties  hereto waive any  objection to such venue.  The parties hereto consent to and agree to submit to the  jurisdiction of any of the courts  specified herein and agree to accept the service of process to vest personal jurisdiction over them in any of these courts.

15.      Notice.  All notices and other  communications  hereunder  shall be in writing and shall be deemed to have been validly  served,  given or delivered  five (5) days after deposit in the United States mail, by certified mail with  return  receipt  requested  and postage  prepaid,  when  delivered  personally,  one (1) day  delivery to any overnight  courier,  or when  transmitted  by facsimile  transmission  and addressed to the party to be notified as follows:

If to Investor, to:                               Cornell Capital Partners, LP
                                                  101 Hudson Street - Suite 3700
                                                  Jersey City, New Jersey 07302
                                                  Attention:        Mark Angelo
                                                  Facsimile:        (201) 985-8266

If to Escrow Agent, to:                           Cornell Capital Partners, LP
                                                  101 Hudson Street - Suite 3700
                                                  Jersey City, NJ 07302
                                                  Attention:        Troy Rillo, Esq.
                                                  Telephone:        (201) 985-8300
                                                  Facsimile:        (201) 985-8266

If to Company, to:                                Americana Publishing, Inc.
                                                  303 San Mateo NE - Suite 104A
                                                  Albuquerque, NM 87108
                                                  Attention:        George Lovato, Jr.
                                                  Telephone:        (505) 265-6121
                                                  Facsimile:        (505) 265-0632

With a copy to:                                   Kirkpatrick & Lockhart LLP
                                                  201 South Biscayne Boulevard - Suite 2000
                                                  Miami, FL  33131-2399
                                                  Attention:        Clayton E. Parker, Esq.
                                                  Telephone:        (305) 539-3300
                                                  Facsimile:        (305) 358-7095

         Or to such other address as each party may designate for itself by like notice.

16.      Amendments or Waiver.  This Agreement may be changed,  waived,  discharged or terminated only by a writing signed by the  parties  and the  Escrow  Agent.  No delay or  omission  by any party in  exercising  any right with respect  hereto  shall  operate as waiver.  A waiver on any one  occasion  shall not be  construed  as a bar to, or waiver of, any right or remedy on any future occasion.

17.      Severability.  To  the  extent  any  provision  of  this  Agreement  is  prohibited  by or  invalid  under applicable  law, such  provision  shall be ineffective to the extent of such  prohibition,  or invalidity,  without invalidating the remainder of such provision or the remaining provisions of this Agreement.

18.      Governing Law. This  Agreement  shall be construed and  interpreted  in accordance  with the internal laws of the State of New Jersey without giving effect to the conflict of laws principles thereof.

19.      Entire  Agreement.  This Agreement  constitutes the entire  Agreement  between the parties relating to the holding,  investment,  and  disbursement  of the Escrow Funds and sets forth in their entirety the  obligations and duties of the Escrow Agent with respect to the Escrow Funds.

20.      Binding  Effect.  All of the terms of this  Agreement,  as  amended  from time to time,  shall be  binding upon, inure to the benefit of and be enforceable by the respective  heirs,  successors and assigns of the Investor, the Company, or the Escrow Agent.

21.      Execution of  Counterparts.  This  Agreement  and any Joint  Written  Direction may be executed in counter parts, which when so executed shall constitute one and same agreement or direction.

22.      Termination.  Upon the first to occur of the  termination  of the Standby  Equity  Distribution  Agreement dated the date hereof or the  disbursement  of all amounts in the Escrow Funds and Common Stock into court pursuant to Section 7 hereof,  this  Agreement  shall  terminate  and Escrow  Agent  shall  have no  further  obligation  or liability whatsoever with respect to this Agreement or the Escrow Funds or Common Stock.

                                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF the parties have hereunto set their hands and seals the day and year above set forth.

                                                            AMERICANA PUBLISHING, INC.

                                                            By:
                                                            Name:  George Lovato, Jr.
                                                            Title:   CEO

                                                            CORNELL CAPITAL PARTNERS, LP

                                                            By:      Yorkville Advisors, LLC
                                                            Its:     General Partner

                                                            By:
                                                            Name:    Mark A. Angelo
                                                            Title:   Portfolio Manager

                                                            By:
                                                            Name:    David Gonzalez, Esq.